Subsequent Events	3 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On May 10, 2019, APX issued $225.0 million aggregate principal amount of 8.5% Senior Secured Notes due 2024 (“2024 notes”) in a private placement. APX used the net proceeds from the 2024 notes offering to redeem $225.0 million aggregate principal amount of its 2020 notes, and to pay the related accrued interest and to pay all fees and expenses related thereto. The indenture governing the 2024 notes contains covenants similar to the 2022 notes. An affiliate of Blackstone acted as one of the initial purchasers in connection with this offering.